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                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 15, 1996




                           DISCOVER CARD TRUST 1991 C
                           --------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                                0-19735                           Not Applicable
- - --------                                -------                           --------------
(State of                               (Commission                       (IRS Employer
organization)                           File Number)                      Identification No.)

c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                         19720
- - -----------------------------------------------------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826



                                   Not Applicable
                 ---------------------------------------------
                 (Former address, if changed since last report)





                                 Page 1 of 14
                        Index to Exhibits is on page 4
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Item 5.  Other Events

On or about May 15, 1996, Registrant made available the monthly Investor Certificateholders' Statement set forth as Exhibit 20. May 15, 1996 is also the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on April 15, 1996). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.      Description
- - -----------      -----------

20               Monthly Investor Certificateholders' Statement related to the distribution of May 15, 1996 and reflecting the performance of the Trust during the Due
                 Period ended in April 1996, that accompanied the final distribution of principal and interest on May 15, 1996.





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                                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             DISCOVER CARD TRUST 1991 C
                                      (Registrant)

                              By: DISCOVER RECEIVABLES FINANCING
                                  GROUP, INC.
                                  as originator of the Trust


                              By: /s/ Birendra Kumar
                                  -------------------------------------
                                  Birendra Kumar
                                  Vice President and Treasurer


Date: May 31, 1996





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                                 EXHIBIT INDEX

Exhibit No.      Description
- - -----------      -----------

20               Monthly Investor Certificateholders' Statement -  (May 15, 1996).




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